                                                                    EXHIBIT 10.2

                             MARIETTA CORPORATION

                             STOCK OPTION AGREEMENT


          AGREEMENT made as of April 5, 1995, by and between MARIETTA CORPORATION, a New York corporation having offices at 37 Huntington Street, Cortland, New York 13045 (the "Company"), and THOMAS M. FAIRHURST, residing at
                                -------
53 Onondaga Street, Skaneateles, New York  13152 (the "Executive").
                                                       ---------


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Company considers it desirable and in its best interests that the Executive be encouraged to acquire an ownership interest in the Company, and thereby have an added incentive to advance the interests of the Company, by the grant of an option to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with
                                      ------------
Company's 1986 Stock Option Plan (the "Plan") adopted by the Board of Directors
                                       ----
of the Company (the "Board") and approved by the Company's shareholders.
                     -----

          NOW, THEREFORE, it is agreed as follows:

          I.  Grant of Option.  The Company hereby grants to the Executive the
              ---------------
right, privilege and option (the "Option") to purchase 5,000 shares of the
                                  ------
Company's Common Stock (the "Shares") at the purchase price of $10.82 per share
                             ------
(the "Purchase Price"), in the manner and subject to the conditions hereinafter
      --------------
provided and contained in the Plan. In the event of any inconsistencies between the Plan and this Agreement, the Plan shall govern.

         II.  Time of Exercise of Option.  Subject to this Agreement and the
              --------------------------
Plan, on April 4, 1996, the Option shall be exercisable as to 1,667 of the shares covered by the Option; on April 4, 1997, the Option shall be exercisable as to an additional 1,667 of the shares covered by the Option; and on April 4, 1998, the Option shall be exercisable as to the balance of the shares covered by the Option; provided, however, that upon a Change in Control (as hereinafter
            --------  -------
defined) of the Company, the Option shall be immediately exercisable by the Executive.

          As used herein, a "Change in Control" shall be deemed to have occurred
                             -----------------
if (x) following either (i) the acquisition of 30% of the voting securities of the Company by any person or persons (together with all affiliates (as defined in the Securities Exchange Act of 1934, as amended) of such person or persons), whether by tender or exchange offer or otherwise, (ii) a proxy contest for the election of directors of the Company, or (iii) a merger, consolidation or other disposition of all or substantially all of the business or assets of the Company, the persons constituting the Board immediately prior to the initiation of such event cease to constitute a majority of the Board upon the occurrence of such event or within eighteen months after such event and such change in the persons constituting the Board shall not have been approved by the persons constituting the Board immediately prior to the initiation of such event, or (y) a sale, transfer or other disposition of all or substantially all of the business or assets of the Company to a person or entity not controlled by or under common control with the Company shall have been consummated.

         III. Method of Exercise; Compliance with Securities Laws.  The Option
              ---------------------------------------------------
shall be exercised by written notice directed to the Company, at the Company's address set forth above, specifying the number of shares being purchased and accompanied by either (i) cash or certified or personal check payable to the order of the Company in full payment of the Purchase Price for the number of Shares being purchased, or (ii) certificate(s), duly endorsed for transfer to the Company with signature guaranteed, for that number of previously acquired Shares having an aggregate fair market value as determined in accordance with the Plan ("Fair Market Value"), on the date of exercise equal to the full
           -----------------
Purchase Price for the number of Shares being purchased, or (iii)

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certificate(s), duly endorsed for transfer to the Company with signature guaranteed, for that number of previously acquired Shares having an aggregate Fair Market Value on the date of exercise equal to a portion of the Purchase Price for the number of shares being purchased, and cash or certified or personal check payable to the order of the Company for the balance of the Purchase Price for the number of Shares being purchased.

          The Option shall not be exercisable at any time in an amount less than 100 Shares (or the remaining Shares then covered by and purchasable under the Option if less than 100 Shares) and shall not be exercisable in respect of a fraction of a Share.

          The Option shall not be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Internal Revenue Code of 1954 as in effect on the date of adoption of the Plan) any incentive stock option (within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")) previously granted to the Executive to purchase stock of the
      ----
Company or of any corporation which (as of the date hereof) is a parent of the Company or Subsidiary (as defined in the Plan) of the Company or of a predecessor corporation of any such corporation. (For purposes of this paragraph, any such previously granted option not having been exercised in full shall be deemed to remain outstanding until the expiration of the period during which under its initial term it could have been exercised.)

          Except as provided in Paragraph below, (i) the Executive must be an employee of the Company at the time of exercise and (ii) only the Executive may exercise the option herein granted.

          The Executive, at time of exercise, shall represent in writing that all Shares being purchased are for investment only and not with a view to or for sale in connection with a distribution thereof and shall agree that he will not resell, offer or distribute any of such Shares so acquired except in a manner which would not be in violation of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder.
 ---

Termination of Option; Exercise after Termination; Forfeiture of Shares.
- -----------------------------------------------------------------------

          A. The Option, to the extent not theretofore exercised, shall terminate on the tenth anniversary of the date hereof, subject to earlier termination as herein provided.

          B. If the Executive's employment with the Company is terminated:

          (i) for any reason other than death or permanent and total disability (as permanent and total disability is defined in Section 22(e)(3) of the Code), the Option, to the extent theretofore unexercised, shall terminate immediately;

          (ii) by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code), the Option may be exercised by the Executive, to the extent that the Executive was entitled to do so at the time of such termination, at any time within six months after such termination but not thereafter, and in no event after the date on which, except for such termination, the Option would otherwise expire; or

          (iii) by reason of the Executive's death, the Option may be exercised to the extent that the Executive was entitled to do so at the time of the Executive's death, by the legatee(s) of the Option under the Executive's last will, or by the Executive's personal representative(s) or distributee(s), at any time within one year after the death of the Executive, but in no event after the date on which, except for such death, the Option would otherwise expire.

Adjustment in and Changes in Common Stock.
- -----------------------------------------

          C. Subject to the Plan, in the event of changes in the Common Stock by reason of any stock dividend, stock split-up, stock combination, exchange of shares, recapitalization, merger, consolidation, reorganization or the like, the Board may make appropriate adjustment in the number of shares of the Common Stock subject to the Option. The determination of the Board shall be binding on all persons concerned.

          D. Subject to the Plan, in the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) other capital reorganization in which more than 50% of the shares of the Company's Common Stock entitled to vote are exchanged, the Option shall terminate except: (a) when another corporation shall assume the Option or substitute a new option therefor, and (b) the Board shall have the discretion and power in any such event to determine, and to make effective provisions therefor, that the Executive may exercise his Option for such number of Shares, not exceeding the total number specified by the Option, as the Board may determine and/or that the Option shall continue in full force and effect.

Rights Prior to Exercise of Option.  The Option is non-transferable by the
- ----------------------------------
Executive, except in the event of the Executive's death as provided in Paragraph above, and during the Executive's lifetime is exercisable only by the Executive. The Executive shall have no rights as a shareholder with respect to the Shares that may be purchased pursuant to the Option until payment of the Purchase Price and delivery to the Executive of such Shares as herein provided.

Compliance with Applicable Law.
- ------------------------------

          A. Notwithstanding anything herein to the contrary, the Option shall not be exercisable and the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of the Option unless and until the Company is advised by its counsel that the exercise of the Option and the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority.

          B. The Executive hereby acknowledges that as of the date hereof the Shares to be issued upon exercise of the Option have not been registered under the Act and the rules and regulations promulgated thereunder. In the event that the Shares are not registered under the Act at the time the Option is exercised, in whole or in part, any certificates evidencing the Shares shall bear the following legend:

            "The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and may not be sold, offered for sale or otherwise disposed of except pursuant to an effective registration statement under such Act or an exemption therefrom."

          E. Nothing contained in subparagraph . above shall be deemed to require the Company to register the Shares under the Act.

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW
- -------------
YORK APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY THEREIN WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

Effect on Other Rights.  This Agreement shall in no way affect the Executive's
- ----------------------
participation in or benefits under any other plan or benefit program maintained or provided by the Company. Nothing in this Agreement shall be construed to give the Executive any right to any additional options other than in the sole discretion of the Board or to confer on the Executive any right to continue in the employ of the Company or any subsidiary thereof or to be evidence of any agreement or understanding, express or implied, that the Company will employ the Executive in any particular position or at any particular rate of remuneration, or for any particular period of time or to interfere in any way with the right of the Company or a subsidiary thereof (or the right of the Executive) to terminate the employment of the Executive at any time, with or without cause, notwithstanding the possibility that the Option may thereby be terminated entirely.

Headings.  The headings contained in this Agreement are for convenience of
- --------
reference only and in no way define, limit or describe the scope or intent of this Agreement or in any way affect this Agreement.

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Binding Effect.  This Agreement shall inure to the benefit of and be binding
- --------------
upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                    MARIETTA CORPORATION


                                    By:  /s/Stephen D. Tannen
                                       ---------------------------
                                      Stephen D. Tannen,
                                      President and Chief
                                      Executive Officer


                                    EXECUTIVE:


                                       /s/ Thomas M. Fairhurst
                                     ------------------------------
                                    Thomas M. Fairhurst

                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT



                                    Date:_________________________



MARIETTA CORPORATION
37 Huntington Street
Cortland, New York  13045

          Re: Stock Option
              ------------

Ladies and Gentlemen:

          I hereby elect to purchase shares of the Common Stock, par value $.01 per share, of Marietta Corporation (the "Company") under the option granted
                                         -------
to me on April 5, 1995 under the Company's 1986 Stock Option Plan.

          Enclosed is [cash] [a personal (certified) check] in the amount of $ in payment of the shares being purchased ($10.82 per share x shares).

          I represent that all shares being purchased are for investment only and not with a view to or for sale in connection with a distribution thereof, and I agree I will not resell, offer or distribute any of such shares so acquired except in a manner which would not be in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          Please deliver certificates representing the shares being purchased to me at:

                    _____________________________

                    _____________________________

                    _____________________________


                                    Very truly yours,



                                    Thomas M. Fairhurst